UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 19, 2014
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As further described in Item 3.03 below, on May 28, 2014, Supertel Hospitality, Inc., a Virginia corporation (“Supertel Virginia”), and Supertel Hospitality, Inc., a Maryland corporation and wholly-owned subsidiary of Supertel Virginia (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Supertel Virginia would merge with and into the Company (the “Reincorporation Merger”) for the sole purpose of changing its state of  incorporation from Virginia to Maryland.  The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

In order to consummate the Reincorporation Merger, the Company filed Articles of Merger with the State Corporation Commission of the Commonwealth of Virginia (the “Virginia Articles of Merger”) and Articles of Merger with the State Department of Assessments and Taxation of the State of Maryland (the “Maryland Articles of Merger”).  The Virginia Articles of Merger and Maryland Articles of Merger are attached as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  On November 19, 2014, at 6:00 a.m. ET, the Reincorporation Merger became effective (the “Effective Time”).

As a result of the Reincorporation Merger, the Registrant is now a Maryland corporation and Supertel Virginia has ceased to exist.  The directors and officers of Supertel Virginia are now the directors and officers of the Company, the fiscal year, accounting, assets and liabilities of Supertel Virginia are now the fiscal year, accounting, assets and liabilities of the Company, and the Company will continue to operate the business of Supertel Virginia as it existed immediately prior to the Reincorporation Merger.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated herein by reference.

The shares of Company common stock, Series A Cumulative Preferred Stock, and Series B Cumulative Preferred Stock continue to be listed on the Nasdaq Stock Market under the symbols “SPPR,” “SPPRP,” and “SPPRO,” respectively.

The Reincorporation Merger was approved by the shareholders of Supertel Virginia at its annual meeting of shareholders on May 29, 2014.  At the Effective Time, and without any action on the part of Supertel Virginia, the Company, or their respective shareholders:

(a)           each issued share of Supertel Virginia common stock, $0.01 par value per share, outstanding immediately prior to the Reincorporation Merger was converted into one (1) fully paid and nonassessable share of Company common stock, $0.01 par value per share;

(b)           each issued share of Supertel Virginia Series A Convertible Preferred Stock, $0.01 par value per share, outstanding immediately prior to the Reincorporation Merger was converted into one (1) fully paid and nonassessable share of Company Series A Cumulative Preferred Stock, $0.01 par value per share;

(c)           each issued share of Supertel Virginia Series B Cumulative Preferred Stock, $0.01 par value per share, outstanding immediately prior to the Reincorporation Merger was converted into one (1) fully paid and nonassessable share of Company Series B Cumulative Preferred Stock, $0.01 par value per share;

(d)           each issued share of Supertel Virginia Series C Cumulative Convertible Preferred Stock, $0.01 par value per share, outstanding immediately prior to the Reincorporation Merger was converted into one (1) fully paid and nonassessable share of Company Series C Cumulative Convertible Preferred Stock, $0.01 par value per share; and

(e)           each option, warrant, or other right to acquire shares of Supertel Virginia common stock outstanding immediately prior to the Reincorporation Merger was converted into an outstanding option, warrant, or other right to acquire shares of Company common stock.

Each outstanding certificate representing shares of Supertel Virginia common stock or preferred stock, as applicable, is deemed, without any action by its shareholders, to represent the same number of shares of the Company’s common stock or preferred stock, as applicable, upon the Effective Time.  Supertel Virginia shareholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation Merger.  In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of Company common stock, Series A Cumulative Preferred Stock, and Series B Cumulative Preferred Stock are deemed to be registered under Section 12(b) of the Exchange Act as the Company is the successor to Supertel Virginia.

The shares of Company common stock, $1.00 par value per share, outstanding immediately prior to the Reincorporation Merger were cancelled and retired in connection with the Reincorporation Merger.

Prior to the Effective time, the rights of Supertel Virginia’s shareholders were governed by the applicable laws of the Commonwealth of Virginia, including the Virginia Stock Corporation Act, and Supertel Virginia’s Second Amended and Restated Articles of Incorporation, as amended, and Bylaws.  As a result of the Reincorporation Merger, Supertel Virginia shareholders are now shareholders of the Company, and their rights as shareholders are now governed by the applicable laws of the State of Maryland, including the Maryland General Corporation Law, and the Company’s Amended and Restated Articles of Incorporation (the “Company Charter”) and Bylaws (the “Company Bylaws”).  The Company Charter and Company Bylaws are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

More detailed descriptions of the Reincorporation Merger, Company Charter and Company Bylaws are set forth in “ITEM 3: PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND” and “ITEM 4, SUB-ITEMS 4A THROUGH 4C: APPROVAL OF PORTIONS OF THE SURVIVING CHARTER AS PART OF THE REINCORPORATION,” respectively, of Supertel Virginia’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 1, 2014, which descriptions are incorporated herein by reference.

The foregoing descriptions of the Reincorporation Merger, Merger Agreement, Company Charter, Company Bylaws, Company common stock, Company Series A Cumulative Preferred Stock, and Company Series B Cumulative Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, Company Charter, and Company Bylaws attached hereto as Exhibits 2.1, 3.1, and 3.2, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.
2.1	Agreement and Plan of Merger, dated May 28, 2014, between Supertel Virginia and the Company
3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Bylaws of the Company
3.3	Articles of Merger filed with the State Corporation Commission of the Commonwealth of Virginia
3.4	Articles of Merger filed with the State Department of Assessments and Taxation of the State of Maryland

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: November 19, 2014	By: /s/ Corrine L. Scarpello
Name: Corrine L. Scarpello
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated May 28, 2014, between Supertel Virginia and the Company
3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Bylaws of the Company
3.3	Articles of Merger filed with the State Corporation Commission of the Commonwealth of Virginia
3.4	Articles of Merger filed with the State Department of Assessments and Taxation of the State of Maryland